Exhibit 10.21

Amendment No. 14

to

Technical Services Agreement

This Amendment no. 14 (“Amendment”) to the Inventory Support & Services Agreement between Delta Air Lines, Inc (“Delta”) and MN Airlines, LLC (“Sun Country”) dated October 8, 2003, (the “Agreement”), shall be effective as of the 28th day of May, 2013 (“Effective Date”).

WHEREAS, the parties have entered into the Agreement for the provision of certain maintenance services to Sun Country; and

WHEREAS, the parties wish to amend the Agreement to allow for changes in aircraft that are covered by this Agreement;

NOW. THEREFORE, the parties hereto hereby agree as follows:

1.     All capitalized terms used herein but not defined shall have the meaning ascribed to them in the Agreement.

2.     The Agreement is hereby amended to include the following aircraft tail number to be included and covered under the Agreement effective as of the 1st day of June, 2013:

Registration	Model	Serial #	Variable	Mfg. Date	Engine Type
N716SY	B737-7Q8	S/N 30629	YA356	Nov 2001	CFM56-7B

The following aircraft tail number shall be removed from coverage under the Agreement, (“the Removed Aircraft”) effective as of the 31st day of May, 2013

Registration	Model	Serial #	Variable	Mfg. Date	Engine Type
N806SY	B737-8BK	S/N 28215		Aug 1998	CFM56-7B

3.     Except as amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date.

MN Airlines, LLC.		DELTA AIR LINES, INC.
dba Sun Country Airlines

By:	/s/ John Fredericksen	By:	/s/ Peter T. Turner
Name:	John Fredericksen	Name:	Peter T. Turner
Title:	President/CEO	Title:	Vice President – MRO Services